EXHIBIT 10.4

                                QUADRACOMM, INC.
                    2001 STOCK OPTION / PERFORMANCE STOCK PLAN

                        PERFORMANCE STOCK AWARD AGREEMENT


EMPLOYEE/OPTIONEE:                <<Name>>

NUMBER  OF  SHARES:               <<TotalShares>> Shares

DATE  OF  GRANT:                  <<Grant  Date>>

PERFORMANCE PERIOD (IF ANY):      A Period of __________ Days  from  the Date of
                                  Grant, unless sooner terminated by reason of death, disability or other termination of status as a Participant, as defined in this Agreement.

PERFORMANCE GOALS (IF ANY):       See  Exhibit  A.


          THIS AWARD AGREEMENT (the "AGREEMENT") is entered into effective as of the _______ day of __________, 2001 by and between QUADRACOMM, INC., a Colorado corporation (the "COMPANY"), and the individual designated above (the "PARTICIPANT").

                                    RECITALS
                                    --------

     A. The 2001 Stock Option / Performance Stock Plan (the "PLAN") was adopted by the Company on July 9, 2001; and

     B. The Participant performs valuable services for the Company, a Subsidiary or a Parent; and

     C. As of the date hereof, the Board of Directors of the Company establishes the terms, conditions, restrictions and limitations applicable to an Award and as provided herein;

     NOW, THEREFORE, the parties agree to the terms and conditions herein, including the recitals.

1.   GRANT  OF  AWARDS.
     -----------------

     1.1     Award.  The  grant  of  Performance  Shares  under  the  Plan  to a
             ------
Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by this Award Agreement or otherwise.


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                                 Award Agreement
                                     Page 1

     1.2     Committee.  The  Board of Directors of the Company or the Committee
             ---------
appointed  by  the  Board  to  administer  the  Plan.

     1.3     Employee.  Any  person  employed  by  or  serving  as  an employee,
             --------
officer or director of the Employer or any Subsidiary of the Employer that is hereafter organized or acquired by the Employer.

     1.4     Consultant.  Any  natural person who provides bona fide services to
             ----------
the Employer that are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Employer's securities (includes "Advisors").

     1.5     Participant.  An  Employee  or  Consultant  of  the  Company or its
             -----------
subsidiaries  selected  by  the  Committee  to  participate  in  the  Plan.

     1.6     Performance  Goals.  The  performance  criterion  or  criteria
             ------------------
established  by  the  Committee  pursuant  to  the  Plan.

     1.7     Performance  Period.  That  period  established by the Committee at
             -------------------
the time Performance Shares are granted within which the Participant must meet his or her Performance Goals.

     1.8     Performance Share.  Any grant pursuant to the Plan of a unit valued
             -----------------
by reference to a designated number of shares of common stock, which value may be paid to the Participant by delivery or such property as the Committee shall determine, including cash, common stock or any combination thereof.

     1.9     Construction.  This  Agreement shall be construed in accordance and
             ------------
consistent with, and subject to, the provisions of the Plan (the provisions of which are incorporated herein by reference) and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

     1.10     Condition.  The  Award  is  conditioned  on  the  Participant's
              ---------
execution of this Agreement. If this Agreement is not executed by the Participant it may be canceled by the Board.

2.   PERFORMANCE  PERIOD.
     -------------------

     An Award of Performance Shares is granted as of the first day of the Performance Period. The Performance Period shall be as specified above, commencing on the date of grant. At the end of the Performance Period, the Performance Shares are converted into common stock of the Company or cash or a combination of the two as specified herein. The Award may be forfeited or terminated, however, as provided in the Plan or in Section 1.7 or Section 5 hereof.


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                                 Award Agreement
                                     Page 2

3.   PERFORMANCE  GOALS.
     ------------------

     Performance Goals, if any, are established by the Committee on or before the Date of Grant. The Award shall vest with respect to the Performance Shares, on or after the dates set forth above, subject to earlier termination of the Award as provided in Section 1.7 and Section 5 hereof or in the Plan.

4.   PERFORMANCE  SHARE  RIGHTS.
     --------------------------

     4.1 Participants may be required or may elect to defer the issuance of Performance Shares or the settlement of Awards in cash as follows: [disclose any deferrals or settlements]



     4.2 Awards of Performance Shares may provide the Participant with dividends or dividend equivalents and voting rights at the time of grant.

5.   TERMINATION  OF  EMPLOYMENT.
     ----------------------------

     5.1     Termination  of  Participant  Due  to  Death.  If the Participant's
             --------------------------------------------
employment is or services are terminated at any time due to the death of the Participant, the Award shall, on the date of termination, be paid in full, paid on an as earned basis or terminated, as determined by the Committee. If paid, the Award shall be paid to the Participant's estate, or to such person or persons who have acquired the right to receive the Award by bequest or by inheritance or by reason of the death of the Participant.

     5.2     Termination  of  Employment  Due  to  Disability.  If Participant's
             ------------------------------------------------
employment is or services are terminated by reason of a disability (within the meaning of Section 22(e)(3) of the Code) and if the Participant had been in Continuous Status as an Employee or Consultant at all times between the date of grant of the Award and termination of his or her status as an Employee or Consultant, the Award shall, on the date of termination, be paid in full, paid on as earned basis or terminated, as determined by the Committee.

     5.3     Termination  of  Employment  for  Other  Reasons.  If Participant's
             ------------------------------------------------
status as an Employee or Consultant is terminated by the Participant at any time after the grant of an Award for any reason other than death or disability, as provided in Sections 5.1 and 5.2, and not for "cause" as provided below, the Award shall be paid in full, paid on as earned basis or is terminated, as determined by the Committee, on the date of termination of Participant's status as an Employee or Consultant.

If Participant's status as an Employee is terminated for "cause" (such termination being referred to as a "Termination for Cause") at any time by the Company after the grant of an Award by the Company, then the Award terminates on the date of termination of Participant's status as an Employee. For purposes of


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                                 Award Agreement
                                     Page 3
this Section 5.3, Termination for "cause" shall mean a termination due to objective evidence of any of the following: (i) material dishonesty related to employment; (ii) fraud; (iii) commission of a felony or a crime involving moral turpitude; (iv) theft of Company property or intentional destruction of Company property without good reason and causing significant damage; (v) physical attack resulting in physical injury to a fellow employee or other individual; (vi) unsanctioned intoxication at work; (vii) use of unlawful drugs at work; (viii) any form of substance abuse (including alcohol) to the extent that it significantly impairs the performance of duties; or (ix) gross insubordination or gross dereliction of duty.

     5.4     Employment by Subsidiary.  For purposes of this Section and Section
             ------------------------
8, employment with the Company includes employment with any Parent or Subsidiary of the Company and service as a Director of the Company or any Parent or Subsidiary shall be considered employment with the Company. A change of employment between the Company and any Parent or Subsidiary (or between Subsidiaries or between a Subsidiary and a Parent) is not a termination of employment under this Agreement.

6.   TRANSFERABILITY.
     ---------------

     Awards of Performance Shares shall not be transferable or assignable other than: (i) by will or the laws of descent and distribution; (ii) by gift or other transfer of an Award to any trust or estate in which the original Award recipient or such recipient's spouse or other immediate relative has a substantial beneficial interest, or to a spouse or other immediate relative, provided that any such transfer is permitted subject to Rule 16b-3 issued pursuant to the Securities Exchange Act of 1934, as amended, as in effect when such transfer occurs and the Board does not rescind this provision prior to such transfer; or (iii) pursuant to a qualified domestic relations order (as defined by the Code). However, any Award so transferred shall continue to be subject to all the terms and conditions contained in the Award Agreement.

7.   RESTRICTIONS  ON  THE  AWARDS;  RESTRICTIONS  ON  THE  SHARES.
     -------------------------------------------------------------

     The Award may not be paid in common stock unless, in the opinion of counsel for the Company, the issuance and sale of the common stock is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the common stock has been duly registered under such laws. The Company shall not be required to register the common stock issuable pursuant to an Award under any such laws. Unless the common stock has been registered under all applicable laws, the Participant shall represent, warrant and agree, as a condition to the issuance of the common stock, that the shares issued are being received for investment only and without a view to any sale or distribution of such shares and that such shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Participant acknowledges that, if required by law, an appropriate legend, in such form as the Company shall determine, giving notice of the foregoing restrictions shall appear conspicuously on all certificates evidencing the shares issued in exchange for Performance Shares.


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                                 Award Agreement
                                     Page 4

     The Participant also acknowledges and agrees that, in connection with any public offering of the Company's stock, upon request of the Company or the underwriters managing any underwritten public offering of the Company's stock and making such request with the approval of the Company's Board of Directors, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of his or her shares without the prior written consent of the Company or such underwriters, as the case may be, from the effective date of such registration for so long as the Company or the underwriters may specify, but in any event not to exceed 180 days.

8.   NO  RIGHT  TO  CONTINUED  STATUS  AS  AN  EMPLOYEE  OR  CONSULTANT.
     ------------------------------------------------------------------

     Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Participant any right with respect to continuance of status as an Employee or Consultant by the Company or any Parent or Subsidiary, nor shall this Agreement or the Plan interfere in any way with the right of the Company or a Parent or Subsidiary to terminate the Participant's employment or services at any time.

9.   ADJUSTMENTS  UPON  CERTAIN  EVENTS.
     ----------------------------------

     In the event of a change in capitalization, such as a stock split, the Committee shall make appropriate adjustments to the number and class of shares or other stock or securities subject to the Award. The Committee's adjustment shall be made in accordance with the provisions of Section 6(h) of the Plan and shall be effective and final, binding and conclusive for all purposes of the Plan and this Agreement.

     Subject to Section 6(j) of the Plan, upon a merger, consolidation, separation, reorganization or other business combination involving the Company, the Award shall be deemed earned. All amounts deferred pursuant to the Plan and any accrued interest thereon shall be paid in cash within 10 days of the sale transaction before the date of closing of any sale transaction or such earlier date as the Committee may fix.

10.  WITHHOLDINGS  OF  TAXES.
     -----------------------

     The Company shall have the right to deduct from any distribution of cash to the Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholdings Taxes") with respect to the Award. If the Participant is entitled to receive shares, the Participant shall pay the Withholdings Taxes (if any) to the Company in cash prior to the issuance of such shares. In satisfaction of the Withholdings Taxes, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares issuable to him or her based upon the Award, having an aggregate Fair Market Value equal to the Withholdings Taxes, provided that, if the Participant may be subject to liability under
Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to share transactions by such Participants.


                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                                 Award Agreement
                                     Page 5

11.  MODIFICATION  OF  AGREEMENT.
     ---------------------------

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, only by a written instrument executed by the parties hereto.

12.  SEVERABILITY.
     ------------

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such Holdings and shall continue in full force in accordance with their terms.

13.  GOVERNING  LAW.
     --------------

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Colorado without giving effect to the conflicts of laws principles thereof.

14.  SUCCESSORS  IN  INTEREST.
     ------------------------

     This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's assets and business. This Agreement shall inure to the benefit of the Participant's heirs and legal representatives. All obligations imposed upon the Participant and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Participant's heirs, executors, administrators and successors.

15.  RESOLUTION  OF  DISPUTES.
     ------------------------

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Board. Any determination made hereunder shall be final, binding and conclusive on the Participant and the Company for all purposes.


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                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                                 Award Agreement
                                     Page 6

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

                              QUADRACOMM,  INC.

                              By:
                                    -------------------------------
                              Name:
                                    -------------------------------
                              Title:
                                    -------------------------------

     By signing below, Participant hereby accepts the Award subject to all its terms and provisions and agrees to be bound by the terms and provisions of the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company, and of the Committee responsible for administration of the Plan, upon any questions arising under the Plan. Participant authorizes the Company to withhold, in accordance with applicable law, from any compensation payable to him or her, any taxes required to be withheld by federal, state or local law as a result of the grant, existence or issuance of the Award or subsequent sale of the shares.

                              PARTICIPANT

                              Signature:
                                        ----------------------------
                              Name:     <<Name>>

                              [EXHIBIT FOLLOWS]



                                QUADRACOMM, INC.
                   2001 Stock Option / Performance Stock Plan
                                 Award Agreement
                                     Page 7

                                    EXHIBIT A
                                    ---------

                                 PERFRMANCE GOALS
                                 ----------------




                                    EXHIBIT A